UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2023 (November 5, 2023)

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 5, 2023, Hilton Grand Vacations Inc. (“HGV”), Heat Merger Sub, Inc., an indirect wholly-owned subsidiary of HGV (“Merger Sub”), and Bluegreen Vacations Holding Corporation (“Bluegreen”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein and in accordance with applicable law, Merger Sub will merge with and into Bluegreen (the “Merger”), with Bluegreen continuing as the surviving entity after the Merger. The board of directors of HGV approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

Pursuant and subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), among other things:

•

Each share of Class A common stock, par value $0.01 per share, of Bluegreen (the “Class A Shares”) and each share of Class B common stock, par value $0.01 per share, of Bluegreen (the “Class B Shares” and, together with the Class A Shares, the “Shares”) issued and outstanding immediately prior to the Effective Time will be cancelled and converted into and exchanged for the right to receive $75.00 cash (the “Merger Consideration”); and

•

Each award of one or more restricted Shares granted under Bluegreen’s equity incentive plan that is outstanding immediately prior to the Effective Time will immediately vest and be canceled, with the holder of such restricted stock award becoming entitled to receive, in full satisfaction of the rights of such holder with respect thereto, the Merger Consideration in respect of each Share subject to such restricted stock award immediately prior to the Effective Time.

The closing of the Merger (the “Closing”) is subject to certain conditions, including (i) the approval of the stockholders of Bluegreen by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on such matter (the “Bluegreen Stockholder Approval”) at a special meeting of stockholders convened for the purpose of obtaining the Bluegreen Stockholder Approval (the “Bluegreen Stockholders Meeting”), (ii) the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (iii) the absence of certain legal restraints, (iv) the accuracy of the parties’ respective representations and warranties contained in the Merger Agreement (subject to customary materiality thresholds), (v) the material performance of the parties’ respective covenants contained in the Merger Agreement, and (vi) the absence of any Material Adverse Effect (as defined in the Merger Agreement) on Bluegreen.

The parties have made customary representations and warranties, and agreed to customary covenants, in the Merger Agreement, including regarding (i) the conduct of Bluegreen and HGV’s respective businesses during the pre-Closing period, (ii) subject to certain qualifications as set forth in the Merger Agreement, the parties’ use of their respective reasonable best efforts to effect the expiration or termination of the required waiting period under the HSR Act, obtain all other required regulatory approvals and otherwise consummate the Merger and the other transactions contemplated by the Merger Agreement as promptly as practicable and (iii) Bluegreen’s obligation to prepare and file with the Securities and Exchange Commission (the “SEC”), as promptly as reasonably practical after the date of the Merger Agreement, a definitive proxy statement with respect to the Bluegreen Stockholders Meeting, which will contain, subject to certain exceptions, the recommendation of the board of directors of Bluegreen (the “Bluegreen Board of Directors”) that Bluegreen common stockholders vote in favor of the Merger.

The Merger Agreement contains certain termination rights for HGV and Bluegreen, including: (i) by either party (A) if the Merger is not consummated on or before May 5, 2024 (subject to extension to August 5, 2024, under certain circumstances), (B) in the event of a material breach by the other party of any of its representations, warranties or covenants in the Merger Agreement which would result in a failure of closing conditions and which material breach cannot be cured by the dates described in clause (A) above, (C) in the event a final, non-appealable order or law prohibits the Merger and the other transactions contemplated by the Merger Agreement, or (D) if Bluegreen does not obtain the Bluegreen Stockholder Approval at the duly convened Bluegreen Stockholders Meeting; (ii) by HGV if, prior to the time the Bluegreen Stockholder Approval has been obtained, the Bluegreen Board of Directors has withdrawn or modified its recommendation of the Merger Agreement or the Merger or approves or recommends an alternative acquisition proposal (in each case, an “Adverse Recommendation Change”); and (iii) by Bluegreen, in the event that prior to the time the Bluegreen Stockholder Approval is obtained, Bluegreen enters into an alternative acquisition transaction, the terms of which the Bluegreen Board of Directors has determined to be a superior proposal (a “Superior Proposal”), subject to certain requirements regarding the fiduciary duties of the Bluegreen Board of Directors and the opportunity of HGV to revise the terms of the Merger Agreement to be more in line with the terms of such alternative acquisition transaction. Bluegreen will be required to pay a termination fee of $41.5 million to HGV in the event that the Merger Agreement is terminated (1) by HGV in connection with an Adverse Recommendation Change by the Bluegreen Board of Directors, (2) by Bluegreen to enter into an alternative acquisition agreement relating to a Superior Proposal (an “Alternative Acquisition Agreement”), or (3) by either Bluegreen or HGV in the case that (a) the Merger is not approved at the Bluegreen Stockholders Meeting, (b) any person shall have announced an inquiry, proposal or offer to acquire Bluegreen after the date of the Merger Agreement which proposal is not withdrawn, and (c) within 12 months of termination, Bluegreen enters into an Alternative Acquisition Agreement or the Bluegreen Board of Directors shall have approved or recommended an Acquisition Proposal (as defined in the Merger Agreement) that is later consummated.

On November 5, 2023, and in connection with the execution of the Merger Agreement, HGV entered into voting and support agreements with each of Alan B. Levan and John E. Abdo, in each case substantially in the form attached to the Merger Agreement, pursuant to which, among other things, Alan B. Levan and John E. Abdo have agreed to vote the Shares that they own or otherwise control in support of the Merger.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about HGV or Bluegreen. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in confidential disclosure schedules provided by each party to the other in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to HGV’s stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about HGV or Bluegreen at the time they were made or otherwise and should only be read in conjunction with the other information that HGV makes publicly available in reports, statements and other documents filed with the SEC.

Hilton License Agreement Amendment

In connection with entering into the Merger Agreement, on November 5, 2023, HGV entered into the Second Amendment (the “Second Amendment”) to its Amended and Restated License Agreement with Hilton Worldwide Holdings Inc. (“Hilton”), dated as of March 10, 2021, as amended by First Amendment thereto, dated as of April 4, 2022 (as amended, the “A&R License Agreement”). The Second Amendment further amends the A&R License Agreement to allow HGV to integrate the properties, assets and business of Bluegreen into its business subsequent to the Merger (the “Integration”). Among other provisions, the Second Amendment includes:

•	gradual ramp-up of royalty fee structure over the initial four (4) years following the Closing with respect to:

•

sales at converted Bluegreen sales facilities sourced by or through Bluegreen’s existing lead generation sources (including through certain strategic partnerships which shall be subject to a different scale) or to those who are already members of HGV Max or a branded loyalty program;

•	various property-level revenues associated with Bluegreen, such as management fees and HOA expense reimbursements;

•	certain modifications to the minimum number of Hilton licensed units required to be maintained relative to the total number of units operated by HGV;

•	establishment of a minimum percentage of revenue that is required to be derived from the Hilton licensed business for continued exclusivity under the A&R License Agreement;

•	a minimum number of Bluegreen properties and sales centers to be rebranded as part of the Integration; and

•	a fixed number of Bluegreen properties that will continue to be associated with a different lodging brand.

In addition, as required by the A&R License Agreement, HGV has obtained the consent of Hilton to HGV entering into the Merger Agreement and completing the Merger.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 8.01.	Other Events.

In connection with the proposed Merger, Hilton Grand Vacations Borrower LLC, a wholly-owned subsidiary of HGV (“HGV Borrower”), obtained financing commitments for a new $900.0 million seven-year senior secured term loan facility and a new $900.0 million senior secured bridge facility (collectively, the “Facilities”), pursuant to a commitment letter (the “Commitment Letter”) from Bank of America, N.A, BofA Securities, Inc., Deutsche Bank Securities Inc., Deutsche Bank AG Cayman Islands Branch, Deutsche Bank AG New York Branch, Barclays Bank PLC and JPMorgan Chase Bank, N.A. The funding of the Facilities is contingent on the satisfaction of customary conditions provided for in the Commitment Letter.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 5, 2023, by and among Hilton Grand Vacations Inc., Heat Merger Sub, Inc., and Bluegreen Vacations Holding Corporation*

10.1	Second Amendment to Amended and Restated License Agreement, dated as of November 5, 2023, by and between Hilton Worldwide Holdings Inc. and Hilton Grand Vacations, Inc.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules have been omitted. HGV agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to the future of HGV, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time HGV makes such statements. Forward-looking statements include all statements that are not historical facts, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “would,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “future,” “guidance,” “target,” or the negative version of these words or other comparable words, although not all forward-looking statements may contain such words. The forward-looking statements contained in this communication include statements related to HGV’s revenues, earnings, taxes, cash flow and related financial and operating measures, and expectations with respect to future operating, financial and business performance and other anticipated future events and expectations that are not historical facts, including related to the proposed transaction between HGV and Bluegreen Vacations.

HGV cautions you that our forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond HGV’s control, which may cause the actual results, performance or achievements to be materially different from the future results. Any one or more of these risks or uncertainties, including those related to the proposed transaction between HGV and Bluegreen Vacations, could adversely impact HGV’s operations, revenue, operating profits and margins, key business operational metrics, financial condition or credit rating. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HGV’s most recent Annual Report on Form 10-K, which may be supplemented and updated by the risk factors in HGV’s quarterly reports (including, without limitation, HGV’s Quarterly Report on Form 10-K for the quarter ended September 30, 2023), current reports and other filings HGV makes with the SEC.

HGV’s forward-looking statements speak only as of the date of this communication or as of the date they are made. HGV disclaims any intent or obligation to update any “forward-looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary

Date: November 6, 2023